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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 1999


                         TELEBANC FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                        000-24549                     13-3759196
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(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


1111 North Highland Street, Arlington, Virginia                    22201
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (703) 247-3700

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.          Changes in Control of Registrant.

                 On May 31, 1999, Telebanc Financial Corporation ("Telebanc") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") pursuant to which E*TRADE Group, Inc. ("E*TRADE") will acquire Telebanc in a stock-for-stock exchange (the "Merger"). The Merger is subject to approval by Telebanc's stockholders, and E*TRADE's stockholders must approve a proposal to increase the number of E*TRADE's authorized shares. The Merger is also subject to required regulatory approvals and customary closing conditions. In connection with the Agreement, Telebanc and E*TRADE entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Telebanc granted E*TRADE an option, exercisable under certain circumstances, to purchase an aggregate of 3,369,881 newly issued shares of common stock, par value $.01 per share, of Telebanc.

                 The Agreement (including exhibits thereto) and the Option Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated by reference herein. A joint press release related to the transactions is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.          Other Events.

                 Telebanc announced on April 28, 1999 that its Board of Directors has declared a two-for-one stock split. Telebanc issued a press release on April 28, 1999 describing the stock split. As described therein, the stock split was subject to stockholder approval of an increase in the number of authorized shares. That proposal was approved by Telebanc's stockholders on May 27, 1999. The split will be paid on June 8, 1999 to stockholders of record on May 28, 1999. The press release is filed as Exhibit
99.2 hereto and incorporated by reference herein.

                 On May 27, 1999, Telebanc changed its name from TeleBanc Financial Corporation to Telebanc Financial Corporation.

Item 7.          Financial Statements and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.
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         (c)     Exhibits

Exhibit No.      Description

2.1 Agreement and Plan of Merger and Reorganization, dated as of May 31, 1999 by and among E*Trade Group, Inc., Turbo Acquisition Corp. and Telebanc Financial Corporation

2.2 Stock Option Agreement, dated as of May 31, 1999 between E*Trade Group, Inc. and Telebanc Financial Corporation

99.1         Press Release dated May 31, 1999

99.2         Press Release dated April 28, 1999





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELEBANC FINANCIAL CORPORATION


Date:  June 8, 1999                   By:  /s/ MITCHELL H. CAPLAN
                                           -------------------------------------
                                           Mitchell H. Caplan
                                           President and Chief Executive Officer





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                          EXHIBIT DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization, dated as of May 31, 1999 by and among E*Trade Group, Inc., Turbo Acquisition Corp. and Telebanc Financial Corporation

2.2 Stock Option Agreement, dated as of May 31, 1999 between E*Trade Group, Inc. and Telebanc Financial Corporation

99.1             Press Release dated May 31, 1999

99.2             Press Release dated April 28, 1999





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